UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2006

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-101117
(Commission File Number)
16-1634897
(I.R.S. Employer Identification Number)
11000 North IH-35, Austin, Texas 78753-3195
(Address and zip code of principal executive offices)
(512) 837-8810
(Registrant’s telephone number, including area code)
N/A
(Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURE
Exhibit Index
EX-10.1: CONSULTING AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
On April 5, 2006, Golfsmith International, Inc. (the “Company”), a fully owned subsidiary of Golfsmith International Holdings, Inc. (“GIH”), entered into a consulting agreement (the “Agreement”) with Mr. Thomas Hardy, a director of the GIH that will terminate on December 31, 2006. Pursuant to the terms of the Agreement, Hardy will provide general consulting services related to our retail operations. The Company will pay Mr. Hardy $25,000 upon completion of the consulting services described. A copy of the Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by this reference.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Virginia E. Bunte

	Name:	Virginia E. Bunte
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: April 7, 2006

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Exhibit Index

Exhibit No.	Description
10.1	Consulting Agreement dated April 5, 2006, between Mr. Thomas Hardy and Golfsmith International, Inc.

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